Exhibit 99.2 Arimoclomol Acquisition Call May 16, 2022 1 1 Trademarks herein are held by their respective owners.

Cautionary Note Regarding Presentation Information This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue,” “could,” “intend,” “target,” “predict,” or the negative versions of those words or other comparable words or expressions, although not all forward-looking statements contain these identifying words or expressions. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements include statements regarding the expected closing of KemPharm’s acquisition of arimoclomol, including the timing and financing thereof, the acquisition’s impact on KemPharm’s operations and financial results, the expected revenue from the EAP and the timing or results of an NDA resubmission for arimoclomol. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the “Risk Factors” section of KemPharm’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Quarterly Report on Form 10-Q for the three months ended March 31, 2022, and KemPharm’s other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward- looking statements should not be relied upon as representing our views as of any date subsequent to this presentation. This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2 2

KEMPHARM VALUE PROPOSITION Innovative Two FDA approved and pharmaceutical Focus on high-value partnered medications, company discovering areas with significant ® AZSTARYS and and developing novel unmet needs with ® APADAZ , validate treatments for rare CNS potential to internally approach and regulatory and neurodegenerative commercialize expertise diseases 3 3

Arimoclomol Acquisition - Expanding Pipeline Targeting Rare Diseases Definitive agreement with Orphazyme A/S to acquire substantially all assets, including arimoclomol • This acquisition is a significant expansion of KemPharm’s development pipeline targeting rare diseases; allows KemPharm to leverage prior experience with challenging regulatory situations o Aligns with strategy to build value through the development and commercialization of novel treatments for rare diseases • Arimoclomol is an NDA-stage, revenue-generating investigational drug candidate being developed for the treatment of Niemann-Pick disease type C (NPC), an ultra-rare progressive, disabling and fatal lysosomal storage disorder o Arimoclomol is currently available to NPC patients in the U.S., France, Germany and other European countries under early access programs (EAPs) o No approved treatments exist in the U.S. for NPC • Favorable acquisition terms: “capital efficient” financial structure with potential for positive cash flow and no shareholder dilution o USD $12.8M cash payment for substantially all assets and operations of Orphazyme; French EAP is expected to generate revenue in excess of USD $12M in FY 2022 4 4

Definitive Agreement – Summary of Terms • KemPharm will purchase substantially all of the assets and operations of Orphazyme, including arimoclomol, with a cash payment of USD $12.8 million o Cash payment will be financed with a revolving line of credit secured by KemPharm’s balance sheet • KemPharm will assume estimated reserve liabilities of USD $5.2 million which is an estimated future rebate due to the French regulatory authorities based on revenue generated from the EAP in France o EAP for arimoclomol in France expected to generate revenue in excess of $12 million (USD) in FY 2022 based upon the actual Q1 2022 enrollment o EAP expected to remain in place until arimoclomol becomes available commercially in France • KemPharm intends to retain the majority of Orphazyme’s current employees and continue operations through a new subsidiary in Denmark • Transaction expected to close on or before June 1, 2022, subject to final approval by Orphazyme’s creditors and the Danish bankruptcy court 5 5

Product Overview - Arimoclomol Disease State, Market Overview and Regulatory Pathway 6 6

1 About Niemann-Pick Disease Type C (NPC) • Ultra-rare progressive lysosomal storage disorder characterized by an inability of the body to transport cellular cholesterol and lipids o Leads to dysfunction in organs such as the brain, spleen and liver o Disease progression is irreversible in all patients and ultimately fatal o Loss of neuro-cognitive function adversely impacts the daily lives of patients • Most cases are detected during childhood and progress to cause life-threatening complications o NPC can range from a fatal disorder within the first few months after birth (neonatal period), to a late onset, chronic progressive disorder that remains undiagnosed well into adulthood o NPC is estimated to occur in 1 in 100,000-120,000 live births 2 o The mean age of death in NPC patients is 13 years o Estimated 1,800 patients in the U.S. and Europe • No approved treatments exist in the U.S. for NPC o In Europe, there is only one treatment available, migulstat Source: (1) https://rarediseases.org/ (2) Bianconi, 2019 7 7

Arimoclomol – Innovative Product for a High Unmet Need • First-in-class, oral treatment intended for NPC o Capsule formulation designed to be swallowed whole, opened to allow contents to be mixed with soft foods/liquids or delivered through a gastric feeding tube o Nonclinical and clinical evidence demonstrated improved lysosomal and cellular function with arimoclomol treatment • Studied in ten Phase 1, four Phase 2, and three Phase 2/3 trials in various rare diseases o Positive efficacy results from NPC trial (NPC-002) o Positive results from a Phase 2 trial in Gaucher’s Disease (GD), a related lysosomal storage disorder o Safety data has been collected from more than 500 individuals for up to 5 years of treatment with no significant safety findings identified to date • Received Orphan Drug Designation for NPC in the U.S. and EU; and Fast-Track Designation, Breakthrough Therapy Designation, and Rare Pediatric Disease Designation from the FDA for NPC o Eligible to receive Rare Pediatric Disease Priority Review Voucher if approved by the FDA o Eligible to receive New Chemical Entity (NCE) and Orphan Drug Exclusivity o Patents and patent applications, if issued, could extend exclusivity through 2040 8 8

Overview of Regulatory Pathway in the U.S. – NDA Resubmission Process • Orphazyme received a Complete Response Letter (CRL) from the FDA on Jun 17, 2021, regarding their NDA for arimoclomol for the treatment of NPC o The FDA identified three issues: 1) Additional evidence needed to substantiate validity of the primary endpoint used in the single efficacy trial 2) Required additional analysis related to how missing data is handled for statistical analysis 3) Required additional support and data related to confirmatory evidence of efficacy o The FDA did not request additional efficacy data in the CRL. • Type A End-of-Review Meeting was held on Oct 13, 2021: o FDA agreed to allow a reanalysis of the primary endpoint removing the cognition domain o FDA agreed to a rescoring and a reassessment of the swallowing domain including a qualitative study to further validate that domain o FDA agreed to further discussion of how best to handle missing data; no consensus was obtained at the meeting o Additional confirmatory evidence was provided to the FDA at the meeting; further confirmation from FDA as to the impact of those studies will be important 9 9

FDA Agreed with Proposed Plan to Strengthen Primary Endpoint and Analysis 1) Conduct a new analysis of the original 5-domain NPCCSS primary endpoint by removing the cognition domain (ambulation, swallowing, speech and fine motor skills remain) to form a new 4-domain NPCCSS endpoint ü FDA confirmed that this is acceptable 2) Conduct a qualitative study to assess the validity and robustness of the swallowing domain, the scoring used in the trial and the clinical relevance ü FDA confirmed this is acceptable and has reviewed and provided comments on the protocol ü Study complete and should address the FDA’s issue 3) Use the log ratio transformed analysis to address the FDA’s concerns regarding missing data o No direct commitment from the FDA o Still needs discussed in detail and alternatives should be explored Ultimately, using the prespecified analysis in the SAP with the original 5-domain NPCCSS endpoint met statistical significance and study NPC-002 WAS SUCCESSFUL. o Agency’s methodology was post-hoc and NOT prespecified; other statistical methods may be more appropriate including the prespecified analysis originally agreed upon with the FDA o Missing data discussion is a common issue for sponsors with the FDA, especially in rare diseases 10 10

Modification of Primary Endpoint with FDA Agreement Demonstrates Improved Statistical Significance and Treatment Effect

Analysis	Full Population[1]		Migulstat Subgroup[1]	
	Treatment Effect[2]	p-value	Treatment Effect[2]	p-value
Prespecified 5-domain NPCCSS	-1.4	0.0456	-2.06	0.0060
Prespecified 4-domain NPCCSS	-1.54	0.0193	ND	ND
FDA post-hoc 5-domain NPCCSS	-1.24	0.1093	-2.23	0.0031
FDA post-hoc 4-domain NPCCSS	-1.33	0.0602	-2.23	0.0018
4-domain NPCCSS and potential swallowing rescore[3] (FDA post-hoc)	-1.70 (-1.48)	0.0150 (0.0470)	ND	ND

1. Analysis conducted as full population and migulstat subgroup. Miglustat was used as the Standard of Care treatment in roughly 80% of all patients including placebo. 5-domain NPCCSS is based on a scale from 0 to 25 broken up in five groups of 0 to 5 with zero considered normal and 5 the worst symptom for each domain. Domains include ambulation, speech, swallowing, fine motor skills and cognition. The 4-domain analysis removes cognition for a total potential score of 20.
2. Treatment effect as measured as a change from baseline. A decrease in score is considered an improvement and a change in score of one (or negative one) is considered clinically meaningful.
3. Analysis discussed with FDA at Type A meeting but not agreed upon as swallowing analysis and potential rescoring was not complete.

ND designates not determined

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Bolstering Confirmatory Evidence Addresses Another Key Issue Raised in CRL • Since the CRL and Type A meeting, additional data has already been generated o Numerous studies and additional analysis has been conducted to address this issue o Primary focus was to confirm or elucidate the mechanism of action, the potential beneficial effect of migulstat, and to further support the clinical data o Some of this new data includes: ü Biomarkers ü Results from open-label extension arms ü Data from expanded access programs ü In vitro studies ü In vivo models of NPC • Totality of the evidence provided appears to support the clinical outcome o Now that there is a sizable amount of new data available, FDA input will be sought to verify it is sufficient to address their issue 12 12

Path to Resubmission and Approval Appears Straightforward • Current plan to address the major issues related to the CRL appear addressable ü Primary endpoint work has concluded ü Additional analyses have been conducted ü Confirmatory evidence has been significantly augmented • KemPharm has significant experience with challenging regulatory situations, including two FDA product approvals that followed initial CRLs and dealing with the FDA and statistical issues that can occur in clinical trials o Based on our experience and assessment of regulatory situation, we believe there is a viable pathway that could enable a successful NDA resubmission and subsequent approval for arimoclomol in NPC § Path may include additional non-clinical or clinical studies, though it is not expected that any long-term or efficacy trials would be needed § Federal Dispute Resolution Request (FDRR) may be utilized, if necessary § An advisory committee (ad com) may also be required by FDA after resubmission • We expect to resubmit the NDA for arimoclomol in NPC as early as Q1 2023 13 13

Commercial Opportunity Potential to Transform KemPharm’s Business Model 14 14

Arimoclomol Market Opportunity Is Compelling, Even With Ultra-Rare Status

- Upon approval, KemPharm would currently be eligible to receive a Rare Pediatric Disease Priority Review Voucher
  - Last voucher sold for $110M, which was within the typical range of approx. $100M/voucher
  - Program could eventually end, making these vouchers more scarce
- Arimoclomol is already generating revenue through the French EAP system
  - 34 patients in the French EAP as of Mar 31, 2022
  - French program is the only system that reimburses for treatment prior to formal approval; rate is set by the Sponsor
  - Program typically remains in place while therapy is moving towards a marketing application and potential French and/or European approval
- **Global EAP programs represent the potential first adopters of arimoclomol post-approval**
  - Currently there are 151 global participants, with enrollment rising
  - As of Mar 31, 2022: 67 patients in U.S., 41 patients Germany, 34 patients in France, and 9 patients in other countries (Denmark, Switzerland and UK)

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Arimoclomol Provides KemPharm the Opportunity to Commercialize and Retain Full Market Value

- Arimoclomol is an NDA-stage, revenue-generating product upon which we intend to build commercial capabilities that fit with the goal of allowing KemPharm to create and retain value for the benefit of shareholders
- **Arimoclomol represents an opportunity for KemPharm to launch with a small, focused commercialization effort that can be foundation for future rare products, including KP1077**
  - Typically, ultra-rare disease commercial teams are less than 20 individuals which can be expanded as additional products are approved
  - Lower marketing spend since population is well defined and physicians are usually primarily in treatment centers
  - Patient advocacy groups and relationships with treatment centers are also key drivers
  - Establishes a commercial platform that can be leveraged with other products, including KP1077
- **Arimoclomol represents a global market opportunity**
  - Current patients enrolled in the EAPs in U.S., France, Germany, and other European countries expected to transition directly to commercial once approved within each market
  - Partnerships/licensing opportunities may be available in other markets (Japan, China, others)

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Full Pipeline of Product Candidates with Substantial Milestones in 2022 and Beyond PROGRAM PRECLINICAL CLINICAL DEVELOPMENT NDA NEXT MILESTONE ARIMOCLOMOL Niemann-Pick disease type C Re-file NDA: (NPC) Q1 2023 KP1077 Initiate Phase 2 Idiopathic Hypersomnia (IH) Trial: H2 2022 Narcolepsy Initiate Phase 3 Trial Type I and Type II post-IH Trial Lead Identification Sleep disorders Q2 2022 KP879 External funding / Stimulant Use Disorder (SUD) collaboration 17 17

For additional information please contact: Jason Rando jrando@tiberend.com 18 18